UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2018 (June 28, 2018)

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Vitamin Shoppe, Inc. (the “Company”) was held on June 28, 2018 (the “Annual Meeting”).

(b)	The final voting results for each of the matters submitted to a vote of the stockholders of the Company at the Annual Meeting were as follows:

Proposal 1 – Election of Directors.

The final results of the voting for eight (8) Directors for an annual term are set forth below:

	FOR	AGAINST	ABSTAIN	NON-VOTES
Deborah M. Derby	16,697,151	204,789	323,251	2,891,134
David H. Edwab	16,557,698	340,392	327,101	2,891,134
Melvin L. Keating	15,274,014	1,624,076	327,101	2,891,134
Guillermo G. Marmol	16,670,124	231,516	323,551	2,891,134
Himanshu H. Shah	16,637,229	265,870	322,092	2,891,134
Alexander W. Smith	16,621,133	279,157	324,901	2,891,134
Timothy J. Theriault	16,689,285	211,005	324,901	2,891,134
Sing Wang	15,949,991	953,116	322,084	2,891,134

Proposal 2 – Advisory and Non-Binding Vote to Approve Named Executive Officer Compensation.

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers based upon the following votes:

For	Against	Abstain	Non-Votes
16,468,320	428,134	328,737	2,891,134

Proposal 3 – Vote on approval of the 2018 Long-Term Incentive Plan.

The stockholders approved the 2018 Long-Term Incentive Plan based upon the following votes:

For	Against	Abstain	Non-Votes
15,463,852	1,422,152	339,187	2,891,134

A copy of the Company’s 2018 Long-Term Incentive Plan is incorporated herein by reference to Appendix A of the Definitive Proxy Statement of the Company filed on May 18, 2018 with the Securities and Exchange Commission (the “SEC”).

Proposal 4 – Vote on Approval of the First Amendment to the 2010 Employee Stock Purchase Plan.

The stockholders approved the First Amendment to the 2010 Employee Stock Purchase Plan based upon the following votes:

For	Against	Abstain	Non-Votes
16,568,196	330,193	326,802	2,891,134

A copy of the Company’s First Amendment to the 2010 Employee Stock Purchase Plan is incorporated herein by reference to Appendix B of the Definitive Proxy Statement of the Company filed on May 18, 2018 with the SEC.

Proposal 5 – Vote to Ratify the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the 2018 Fiscal Year.

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year based upon the following votes:

For	Against	Abstain	Non-Votes
19,189,181	591,950	335,194	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1	2018 Long-Term Incentive Plan (incorporated herein by reference to Appendix A of the Definitive Proxy Statement of Vitamin Shoppe, Inc. filed on May 18, 2018 (File No. 001-34507)).

10.2	First Amendment to the 2010 Employee Stock Purchase Plan (incorporated herein by reference to Appendix B of the Definitive Proxy Statement of Vitamin Shoppe, Inc. filed on May 18, 2018 (File No. 001-34507)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.
Date: June 29, 2018	By:	/s/ David M. Kastin
		Name:	David M. Kastin
		Title:	Senior Vice President, General Counsel and
Corporate Secretary